EXHIBIT 10.1

SECOND AMENDMENT TO
EXECUTIVE EMPLOYMENT AGREEMENT

         THIS SECOND AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT (this “Amendment”), dated as of October 26, 2007, is by and between HealthTronics, Inc., a Georgia corporation (the “Company”), and James S.B. Whittenburg, an individual (“Executive”).

RECITALS

         The Company and Executive are parties to that certain Executive Employment Agreement effective as of October 1, 2005, as amended by that certain First Amendment to Executive Employment Agreement, dated as of August 10, 2007 (the “Agreement”). Capitalized terms used but not defined in this Amendment shall have the same meanings as in the Agreement. The Company and Executive desire to amend the Agreement as more particularly set forth below.

AGREEMENT

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.     Amendment. The Agreement is hereby amended as follows:

(a)     Section 1.8(b) of the Agreement is hereby amended by adding the following immediately after the first sentence thereof:

“In addition, all outstanding stock options and restricted stock awards then held by Executive will fully vest to the extent not already vested and all such options shall remain exercisable until the earlier of the end of the option term or one year after the date of termination (and if any agreements governing such stock options and restricted stock awards conflict with this provision, this provision shall control and shall be deemed to be incorporated into such agreements).”

2.     Miscellaneous. This Amendment may not be amended except in a writing signed by the Company and Executive. Except as modified by this Amendment, the terms and provisions of the Agreement shall remain in full force and effect, and the Agreement, as modified by this Amendment, shall be binding upon and shall inure to the benefit of the parties hereto, their successors and permitted assigns.

[Signature page follows]

         IN WITNESS WHEREOF, the parties have executed this Amendment to be effective as of the date first set forth above.

COMPANY: HEALTHTRONICS, INC. /s/ R. Steven Hicks R. Steven Hicks, Nonexecutive Chairman EXECUTIVE: /s/ James S.B. Whittenburg James S.B. Whittenburg

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